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                                                                   Exhibit 10.16

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered as of the 4th day of September, 2003 by and between Highland Hospitality Corporation, a Maryland corporation (the "REIT") and Bruce D. Wardinski (the "Investor").

         THE PARTIES ENTER THIS AGREEMENT on the basis of the following facts, understandings and intentions:

         WHEREAS, the REIT proposes to undertake an underwritten initial public offering (the "Offering") of shares of its common stock, par value $0.01 per share ("Shares"); and

         WHEREAS, the Investor desires to purchase Shares as described herein;
and

         WHEREAS, the parties have determined that, in connection with the Offering and the purchase of Shares by the Investor, it is desirable to set forth in this Agreement certain covenants and agreements among the parties.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Investor hereby agrees to purchase 300,000 Shares directly from the REIT. The purchase price per share for the Shares shall be the initial public Offering price, net of underwriting discounts and commissions.

         2. Investor understands and agrees that the purchase of the Shares is being made pursuant to a private placement exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act") and may not be sold, transferred or conveyed by the Investor except in compliance with applicable securities laws.

         3. The purchase of the Shares by Investor shall be by means of a cash payment (wire transfer or other means acceptable to the REIT) and shall close at the time of closing of the Offering.

         4. Investor hereby agrees that the purchase of the Shares may be described in the REIT's registration statement and prospectus.

         5. Investor hereby represents and warrants to the REIT that:

                  a. Investor is an "accredited investor" as that term is defined in Rule 501 of the rules and regulations of the Securities and Exchange Commission under the Securities Act; and

                  b. Investor has received all information Investor deems relevant or necessary with respect to the purchase of the Shares.

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         IN WITNESS WHEREOF, this Agreement has been entered into effective as of the 4th day of September, 2003.

                               HIGHLAND HOSPITALITY CORPORATION


                                  By:  /s/ James L. Francis
                                       -----------------------------------------
                                  Name:   James L. Francis
                                  Title:  President and Chief Executive Officer

                               By:  /s/ Bruce D. Wardinski
                                    --------------------------------------------
                               Name: Bruce D. Wardinski